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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 30, 1999

                               UNITY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-12431                 22-3282551
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


 64 OLD HIGHWAY 22, CLINTON, NEW JERSEY                                  08809
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (908) 730-7630

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Item 5. Other.


         The Registrant issued a press release on April 30, 1999 announcing that a cash dividend was declared by the Board of Directors of the Registrant for the 18th consecutive quarter.

Item 7.           Exhibits.

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.                        Description
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              99                            Press Release dated April 30, 1999

                                             SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      UNITY BANCORP, INC.

                                         (Registrant)

Dated: May 3, 1999               By:           /s/ KEVIN KILLIAN
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                                       KEVIN KILLIAN, Chief Financial Officer

                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.       Description                                          Page No.
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   99             Press Release dated April 30, 1999                     5